                                                                   EXHIBIT 3.127

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 1st day of August, 1989, entered into by U-Haul Co. of Oregon, an Oregon corporation, the surviving corporation and Tigard Rental Equipment Repair Shop, Inc., an Oregon corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Oregon which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 800 Pacific Bldg., Portland Oregon 97204

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                             NUMBER OF
                           NUMBER OF          SHARES            NUMBER     NUMBER
      COMPANY               SHARES           ENTITLED           VOTED       VOTED
       NAME               OUTSTANDING        TO VOTE             FOR       AGAINST
----------------------------------------------------------------------------------
U-HAUL CO. OF
OREGON                       500               500               500         -0-

TIGARD RENTAL
EQUIPMENT REPAIR SHOP,
INC.                         100               100               100         -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Oregon, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Oregon.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                           Surviving Corporation: U-HAUL CO. OF
                                                  OREGON, an
                                                  Oregon Corporation

                           By: /s/ Terry Griswold
                               --------------------------------------
                               Terry Griswold, President

Verified

By: /s/ Jacqus Hedwall
   -------------------------------
   Jacqus Hedwall, Secretary

                           Absorbed Corporation: TIGARD RENTAL
                                                 EQUIPMENT REPAIR
                                                 SHOP, INC., an
                                                 Oregon Corporation

                           By: /s/ John M. Dodds
                               ------------------------------
                               John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    --------------------------
    John A. Lorentz, Secretary

STATE OF OREGON

COUNTY OF

         On this 14th day of August, 1989, before me, the undersigned Notary Public, personally appeared Terry Griswold , known to me to be the President of U-Haul Co. of Oregon, an Oregon corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                      /s/ [ILLEGIBLE]
                                      ------------------------------------
                                      NOTARY PUBLIC

         (NOTARY SEAL)                             My Commission Expires 11/7/90

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 9th day of August, 1989, before me, the undersigned Notary Public, personally appeared John M. Dodds, known to me to be the President of Tigard Rental Equipment Repair Shop,Inc., an Oregon corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                      /s/ [ILLEGIBLE]
                                      ------------------------------------
                                      NOTARY PUBLIC

(NOTARY SEAL)

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                              U-HAUL CO. OF OREGON

                                       AND

                    TIGARD RENTAL EQUIPMENT REPAIR SHOP, INC.

                            BOTH OREGON CORPORATIONS

                                                        August 1, 1989

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Oregon, an Oregon corporation & Tigard Rental Equipment Repair Shop, Inc., an Oregon corporation, does hereby approve & adopt the Plan of Merger between said corporations, whereby Tigard Rental Equipment Repair Shop, Inc., an Oregon Corporation, shall be absorbed into U-Haul Co. of Oregon, being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                                AMERCO, a Nevada corporation

                                                By: /s/ John M. Dodds
                                                    ---------------------------
                                                    John M. Dodds

                                   CERTIFICATE

                                 STATE OF OREGON

                        OFFICE OF THE SECRETARY OF STATE

                              Corporation Division

I, BILL BRADBURY, Secretary of State of Oregon, and Custodian of the Seal of said State, do hereby certify:

                      That the attached Document File for:

                              U-HAUL CO. OF OREGON

                    is a true copy of the original documents
                     that have been filed with this office.

                                   In Testimony Whereof, I have hereunto set my hand and affixed hereto the Seal of the State of Oregon.

                                   BILL BRADBURY, Secretary of State

                                   By /s/ Jana S. Breneman
                                      -------------------------------------
                                      Jana S. Breneman
                                      August 5, 2003

         Come visit us on the internet at http://www.filinginoregon.com
                               FAX (503) 378-4381

                                                                            1105

[ILLEGIBLE] verifying and observing Articles of Incorporation in duplicate to the Corporation Commissioner. The procedure for the formation of business corporations is set forth in ORS [ILLEGIBLE] for the content of Articles of Incorporation.

                                                                  FILE NO. 89712

                            ARTICLES OF INCORPORATION

                                       OF

                              U-HAUL CO. OF OREGON

         The undersigned natural person(s) of the age of twenty-one years or more acting as incorporators under the Oregon Business Corporation Act, adopt the following Articles of Incorporation:

ARTICLE I The name of this corporation is U-HAUL CO. OF OREGON

--------------------------------------------------------------------------------
(The corporate name must contain the word "Corporation". "Company". "Incorporated" or "Limited" or an abbreviation of one of such words.)

and its duration shall be PERPETUAL

ARTICLE II The purpose or purposes for which the corporation is organized are:

                  To rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

                  In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Oregon upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the Oregon Business Corporation Act.

(It is not necessary to set forth in the articles any of the corporate powers enumerated in ORS 57.030 and 57.035. It is sufficient to state, either alone or with other purposes. "That the corporation may engage in any lawful activity for which corporations may be organized under ORS Chapter 57": however, it is desirable to state the primary purpose of the corporation in conjunction with such statement.)

ARTICLE III The aggregate number of shares which the corporation shall have authority to issue is 2,500 shares of common stock with a par value of Ten ($10.00) Dollars per share

(Insert statement as to par value of such shares or a statement that all of such shares are to be without per value. If there is more than one class of stock. Insert a statement as to the preferences, limitations and relative rights of each class.)

ARTICLE IV The address of the initial registered office of the corporation is 800 PACIFIC BUILDING,
PORTLAND, OREGON
--------------------------------------------------------------------------------
                 Street Number                                (Zip Code)
and the name of its initial registered agent at such address is C.T. CORPORATION SYSTEM

ARTICLE V The number of directors constituting the initial board of directors of the corporation is Three (3) and the names and address of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

      Name                                    Address
      ----                                    -------
                           (Street and Number)   (City and State)  (Zip)
Kenneth D. Miller          8816 S.E. Foster Road, Portland, Oregon 97266
-----------------------
Vern Satterlee             8816 S.E. Foster Road, Portland, Oregon 97266
-----------------------
Gaylan [ILLEGIBLE]         8816 S.E. Foster Road, Portland, Oregon 97266
-----------------------

-----------------------    ---------------------------------------------

-----------------------    ---------------------------------------------

ARTICLE VI The name and address of each incorporation is:

      Name                                   Address
      ----                                   -------
                           (Street and Number)        (City and State) (Zip)
David L. Helsten           2727 North Central Avenue, Phoenix, Arizona 85004
------------------------   ----------------------------------------------------
------------------------   ----------------------------------------------------
------------------------   ----------------------------------------------------
------------------------   ----------------------------------------------------
------------------------   ----------------------------------------------------

ARTICLE VII (Add provisions for the regulation of the internal affairs of the corporation as may be appropriate.)

STATE OF ARIZONA,    )
                     ) ss.
County of MARICOPA.  )

         We, the undersigned, being all the incorporators, herewith execute the foregoing, and being first duly sworn, declare the statements contained therein are true.

                                             /s/ David L. Helsten
                                                 ----------------------------
                                                 David L. Helsten

         Subscribed and sworn to before me this 7TH day of May, 1970.

                                             Helen H. Delamater
                                             Notary Public for: State of Arizona
                                             My commission expires: 8-13-72

File with Corporation Commissioner, Commerce Bldg, 158 12th St., N.E., Oregon 97310.

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Oregon

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Oregon.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

             U-HAUL CO. OF OREGON and
             U-HAUL CO. OF SOUTHERN OREGON

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 29th day of January, 1970.

                                              U-HAUL CO.

                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       President

ATTEST:

By: /s/ [ILLEGIBLE]
    ------------------------------
                         Secretary

STATE OF OREGON          )
                         ) ss.
COUNTY OF  MULTNOMAH     )

         Before me, a Notary Public, personally appeared known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 29 day of Jan., 1970.

                                             By: /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                       Notary Public

                                             My Commission Expires Aug 14, 1970

                             ARTICLES OF AMENDMENT

                                       OF

                              U-HAUL CO. OF OREGON

         Pursuant to ORS 57.360 (1), a majority of the shareholders of the corporation entitled to vote thereon adopt the following Articles of Amendment:

         1. The name of the corporation prior to this amendment is U-HAUL CO. OF OREGON.

         2. The following amendment of the Articles of Incorporation was adopted by the shareholders on August 12, 1970:

                                   "ARTICLE I.

                    The name of this corporation is AMERCO MARKETING CO. OF OREGON, and its duration shall be perpetual."

         3. The total number of shares which, at time of adoption of amendment, were outstanding was 500; entitled to vote thereon was 500; voted for amendment was 500; voted against amendment was none.

         4. No shares of any class were entitled to vote on such amendment as a class.

         5. The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

         6. The amendment does not effect a change in amount of stated capital.

STATE OF OREGON     )
                    ) ss.
COUNTY OF MULTNOMAH )

         We, the undersigned, herewith execute the foregoing and, being first duly sworn, declare the statements contained therein are true.

/s/ Kenneth D. Miller                 and      /s/ Gaylan Rettke
----------------------------------            ----------------------------------
Kenneth D. Miller - President                    Gaylan Rettke - Secretary

Subscribed and sworn to before me this 22 day of September, 1970.

                                              /s/ [ILLEGIBLE]
                                              ----------------------------------
                                                  Notary Public for

                                              My commission expires Aug 31, 1974

(NOTARIAL SEAL)

                              ARTICLES OF AMENDMENT

                                       OF

                         AMERCO MARKETING CO. OF OREGON
                       (Present (not new) Corporate Name)

         Pursuant to ORS 57.360(1), a majority of the shareholders of the corporation entitled to vote there-on adopt the following Articles of
Amendment:

         1. The name of the corporation prior to this amendment is:

             AMERCO  MARKETING CO. OF OREGON

         2. The following amendment of the Articles of Incorporation was adopted by the shareholders on FEBRUARY 21, 1973.

         (The article or articles being amended should be set forth in full as they will be amended to read.)

                                    ARTICLE I

             "The name of the corporation is U-HAUL CO. OF OREGON."

         3. Indicate total number of shares which, at time of adoption of amendment, were outstanding 500; entitled to vote thereon 500; voted for amendment 500; voted against amendment -0-.

         4. If the shares of any class were entitled to vote on such amendment as a class, designate the number of outstanding shares entitled to vote thereon and the number of shares of each such class voted for and against such amendment:

                    NUMBER OF SHARES
                    OUTSTANDING AND       NUMBER OF SHARES VOTED
  CLASS            ENTITLED TO VOTE      FOR            AGAINST
  -----            -----------------     ---            -------
Common                   500             500              -0-

         5. If amendment provides for an exchange, reclassification or cancellation of issued shares, and the manner in which the same shall be effected is not otherwise set forth herein, the exchange, reclassification or cancellation shall be effected as follows:

            [ILLEGIBLE]
            no change

         6. If amendment effects a change in amount of stated capital, the amount of stated capital as changed is $ -0- Change effected as follows:

            no change

         We, the undersigned, declare under the penalties of perjury that we have examined the foregoing and to the best of our knowledge and belief it is true, correct and complete.

/s/ Kenneth D. Miller                  and          /s/ Deborah Hemphill
---------------------------------                   ----------------------------
    KENNETH D. MILLER                               DEBORAH HEMPHILL
                   President                                           Secretary

Dated 2-26, 1973

                               ARTICLES OF MERGER

                                       OF

                         U-HAUL CO. OF SOUTHERN OREGON

                                      INTO

                              U-HAUL, CO. OF OREGON

         Pursuant to the Oregon Business Corporation Act, Section 57.470, the undersigned corporations hereby adopt the following Articles of Merger for the purpose of merging into one surviving corporation.

                                       I.

1. The name of the Surviving Corporation is U-Haul Co. of Oregon, an Oregon corporation.

2. The name of the Absorbed Corporation is U-Haul Co. of Southern Oregon, an Oregon corporation.

                                       II.

         The Plan of Merger which is attached hereto and by reference incorporated herein was approved by the directors and the sole shareholder of each of the Constituent Corporations in accordance with the laws of the State of Oregon.

                                      III.

         The number of shares outstanding, the number of shares entitled to vote upon the Plan of Merger and the number of shares voted for and against said Plan as to each corporation was as follows:

         U-Haul Co. of Southern Oregon:

Number of Shares      Number of Shares          Number            Number
  Outstanding         Entitled to Vote         Vote For        Voted Against
  -----------         ----------------         --------        -------------
      500                  500                   500               -0-

         U-Haul Co. of Oregon;

Number of Shares      Number of Shares          Number            Number
  Outstanding         Entitled to Vote         Vote For        Voted Against
  -----------         ----------------         --------        -------------
      500                  500                   500               -0-

Executed this 26 day of AUGUST, 1977

                                     U-Haul Co. of Oregon, an Oregon corporation

                                     By: /s/ Jim Martin
                                         ---------------------------------------
                                         Jim Martin - President

(CORPORATE SEAL)                     By: /s/ Jacque Hadwall
                                         ---------------------------------------
                                         Jacque Hadwall - Secretary

                                     U-Haul Co. of Southern Oregon,
                                     an Oregon corporation

                                     By: /s/ John A. Lorentz
                                         ---------------------------------------
                                         John A. Lorentz - President

(CORPORATE SEAL)                     By: /s/ George R. Olds
                                         ---------------------------------------
                                         George R. Olds - Secretary

         Jim Martin, being first duly sworn, for himself deposes and says: that he has read the foregoing certificate and that the matters set forth therein are true and correct of his own knowledge.

                                     By: /s/ Jim Martin
                                         ---------------------------------------
                                         Jim Martin

Subscribed and sworn to before me
this 2 day of Sept., 1977

         /s/ [ILLEGIBLE]
         ----------------------------------
         Notary Public

         [ILLEGIBLE]

         John A. Lorentz, being first duly sworn, for himself deposes and says: that he has read the foregoing certificate and that the matters set forth therein are true and correct of his own knowledge.

                                     By: /s/ John  A. Lorentz
                                         ---------------------------------------
                                         John  A. Lorentz

Subscribed and sworn to before me
this 26th day of August, 1977

         /s/ [ILLEGIBLE]
         ----------------------------------
                  Notary Public
         My Commission Expires Aug 13, 1980

         This Plan of Merger is entered into by U-Haul Co. of Southern Oregon, Absorbed Corporation. U-Haul Co. of Oregon, Surviving Corporation, both Oragon corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         The Boards of Directors, and the sole shareholder of the Constituent Corporations by written consent, have determined it to be advisable that Absorbed Corporation be merged into Surviving Corporation in accordance with the Oregon Business Corporation Act Section 57.455 under which the following Plan is adopted:

                                       I.

         Constituent Corporations shall be merged, by ABSORBED Corporation merging into Surviving Corporation. The separate existence of ABSORBED Corporation shall cease and the existence of Surviving Corporation shall continue unaffected and unimpaired by the merger with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities of a corporation organized under the Oregon Business Corporation Act.

                                       II.

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         1. All issued and outstanding shares of stock of Absorbed Corporation shall be cancelled.

         2. On the effective date of the merger and when the aforementioned cancellation has been affected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                      III.

         The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

         Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of Oregon to consummate and make effective the merger subject, however, to the consent of their sole shareholder, and the President and Secretary of each Constituent Corporation are authorized and directed to perform all section Required for accomplishing and filing this Plan of Merger.

         In Witness Whereof the corporate parties hereby execute this plan of Merger this 27th day of April, 1977.

                  SURVIVOR:       U-Haul Co. of Oregon,
                                  an Oregon corporation

                                  By: /s/  Jim Martin
                                      ------------------------------------------
                                      Jim Martin, President

 (CORPORATE SEAL)

                                  By: /s/ Jacque Hedwall
                                      ------------------------------------------
                                      Jacque Hedwall, Secretary

                  ABSORBED:       U-Haul Co. of Southern Oregon,
                                  an Oregon corporation

                                  By: /s/ John A. Lorentz
                                      ------------------------------------------
                                      John A. Lorentz, President

(CORPORATE SEAL)
                                  By: /s/ George R. Olds
                                      ------------------------------------------
                                      George R. Olds, Secretary

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 1st day of August, 1989, entered into by U-Haul Co. of Oregon an Oregon corporation, the surviving corporation and Southgate Rental Equipment Repair Shop, Inc., an Oregon corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Oregon which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C.T. Corporation System, 800 Pacific Bldg., Portland Oregon 97204

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                           NUMBER OF
                         NUMBER OF          SHARES          NUMBER    NUMBER
      COMPANY             SHARES           ENTITLED          VOTED    VOTED
       NAME             OUTSTANDING        TO VOTE            FOR     AGAINST
-----------------------------------------------------------------------------
U-HAUL CO. OF                500              500              500      -0-
OREGON

SOUTHGATE RENTAL
EQUIPMENT REPAIR SHOP,
INC.                       4,000            4,000            4,000      -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Oregon, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Oregon.

                                       VI

         The surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                      Surviving Corporation: U-HAUL CO. OF
                                             OREGON, an
                                             Oregon Corporation

                      BY: /s/ Terry Griswold
                          ----------------------------------------------
                          Terry Griswold, President

Verified

By: /s/ Jacque Hedwall
    ------------------------------
    Jacque Hedwall, Secretary

                      Absorbed Corporation:  SOUTHGATE RENTAL
                                             EQUIPMENT REPAIR
                                             SHOP, INC., an
                                             Oregon Corporation

                      By: /s/ John Perini
                          ----------------------------------------------
                          John Perini, President

Verified

By: /s/ Dale Green
    ------------------------------
    Dale Green, Secretary

STATE OF OREGON

COUNTY OF MULTNOMAH

         On this 14th day of August, 1989, before me, the undersigned Notary Public, personally appeared Terry Griswold, known to me to be the President of U-Haul Co. of Oregon, an Oregon corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                   /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                            NOTARY PUBLIC
(NOTARY SEAL)                                      My Commission Expires 11/7/90

STATE OF OREGON

COUNTY OF MULTNOMAH

         on this 14th day Of August, 1989, before me, the undersigned Notary, Public, personally appeared John Perini, known to me to be the President of Southgate Rental Equipment Repair Shop,Inc., an Oregon corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                            NOTARY PUBLIC
(NOTARY SEAL)                                      My Commission Expires 11/7/90

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                              U-HAUL CO. OF OREGON

                                       AND

                  SOUTHGATE RENTAL EQUIPMENT REPAIR SHOP, INC.

                            BOTH OREGON CORPORATIONS

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Oregon, an Oregon corporation & Southgate Rental Equipment Repair Shop, Inc., an Oregon corporation, does hereby approve & adopt the Plan of Merger between said corporations, whereby Southgate Rental Equipment Repair Shop, Inc., an Oregon Corporation, shall be absorbed into U-Haul Co. of Oregon, being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                      AMERCO, a Nevada corporation

                                      BY: /s/ John M. Dodds
                                          ------------------------------------
                                          John M. Dodds